Exhibit 99.1
Five9 Reports Record Revenue and Profitability
22% Growth in Total Revenue
36% Growth in LTM Enterprise Subscription Revenue
Record Quarterly Operating Cash Flow of $8.0M
Raises 2017 Guidance for Revenue and Bottom Line
SAN RAMON, CALIF. - November 8, 2017 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud-based software for the enterprise contact center market, today reported results for the third quarter ended September 30, 2017.
Third Quarter 2017 Financial Results

•	Revenue for the third quarter of 2017 increased 22% to a record $50.1 million, compared to $41.0 million for the third quarter of 2016.

•	GAAP gross margin was 59.1% for the third quarter of 2017, compared to 56.6% for the third quarter of 2016.

•	Adjusted gross margin was 63.1% for the third quarter of 2017, compared to 61.5% for the third quarter of 2016.

•
GAAP net income for the third quarter of 2017 was $0.9 million, or $0.02 per diluted share, compared to a GAAP net loss of $(3.9) million, or $(0.07) per basic share, for the third quarter of 2016. Included in the GAAP results for the third quarter of 2017 was a $2.1 million reversal of accrued disputed interest and penalties following a favorable ruling by the Universal Service Administration Company.

•
Non-GAAP net income for the third quarter of 2017 was $2.6 million, or $0.04 per diluted share, compared to a non-GAAP net loss of $(0.2) million, or $(0.00) per basic share, for the third quarter of 2016.

•	Adjusted EBITDA for the third quarter of 2017 was $5.2 million, or 10.3% of revenue, compared to $2.7 million, or 6.7% of revenue, for the third quarter of 2016.

•	GAAP operating cash flow for the third quarter of 2017 was $8.0 million, compared to GAAP operating cash flow of $1.7 million for the third quarter of 2016.
"Our third quarter results exceeded expectations, with revenue growing 22% to a record $50.1 million while we delivered record profitability and cash flow. Our revenue growth continues to be driven by our Enterprise business, which delivered 36% growth in LTM Enterprise subscription revenue. I am also pleased to report that our Enterprise bookings and sales pipeline reached all-time highs. Additionally, for the third consecutive year, Five9 has been recognized as a leader in the Gartner Magic Quadrant for Contact Center as a Service and positioned highest for ability to execute. We believe this continued recognition reinforces our leadership in the market and the value we bring to our enterprise customers. Given our strong business momentum, we are again raising 2017 guidance."
- Mike Burkland, President and CEO, Five9

Business Outlook

•	For the full year 2017, Five9 expects to report:

•	Revenue in the range of $196.5 to $197.5 million, up from the prior guidance range of $193.5 to $195.5 million that was previously provided on August 3, 2017.

•
GAAP net loss in the range of $(10.5) to $(9.5) million, or $(0.19) to $(0.17) per basic share, improved from the prior guidance range of $(17.3) to $(15.3) million, or $(0.32) to $(0.28) per basic share, that was previously provided on August 3, 2017.

•
Non-GAAP net income in the range of $4.1 to $5.1 million, or $0.07 to $0.09 per diluted share, improved from the prior guidance range of $(0.2) to $1.8 million, or $(0.00) per basic share to $0.03 per diluted share, that was previously provided on August 3, 2017.

•	For the fourth quarter of 2017, Five9 expects to report:

•	Revenue in the range of $51.7 to $52.7 million.

•	GAAP net loss in the range of $(2.2) to $(1.2) million, or a loss of $(0.04) to $(0.02) per basic share.

•	Non-GAAP net income in the range of $1.9 to $2.9 million, or $0.03 to $0.05 per diluted share.

Conference Call Details
Five9 will discuss its third quarter 2017 results today, November 8, 2017, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 3434541), please dial: 877-440-5807 or 719-325-4842. An audio replay of the call will be available through November 22, 2017 by dialing 888-203-1112 or 719-457-0820 and entering access code 3434541. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit by adding back the following items to gross profit: depreciation, amortization, and stock-based compensation expense. We calculate adjusted EBITDA by adding back or removing the following items to or from net income (loss): depreciation, intangibles amortization, interest expense, income tax expense (benefit), stock-based compensation expense, extinguishment of debt, non-recurring litigation settlement costs, the reversal of interest and penalties on accrued federal fees, and interest income and other, which consists primarily of non-cash adjustment on investment, interest income and foreign exchange gains and losses. We calculate non-GAAP operating income (loss) as operating income (loss) excluding stock-based compensation expense, intangibles amortization, non-recurring litigation settlement costs, and the reversal of interest and penalties on accrued federal fees. We calculate non-GAAP net income (loss) as net income (loss) excluding stock-based compensation expense, intangibles amortization, amortization of debt discount and issuance costs, extinguishment of debt, non-recurring litigation settlement costs, the reversal of interest and penalties on accrued federal fees, and non-cash adjustments on investment. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward-Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s market position, enterprise bookings, sales pipeline, business momentum, and the fourth quarter 2017 and full year 2017 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (iii) our recent rapid growth may not be indicative of our future growth, and if we continue to grow rapidly, we may fail to manage our growth effectively; (iv) failure to adequately expand our direct sales force will impede our growth; (v) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, security breaches, or other issues, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (vi) the markets in which we participate are highly competitive, and if we do not compete effectively, our operating results could be harmed; (vii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (viii) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (ix) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (x) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could subject us to, among other things, claims for credits or damages; (xi) we have a history of losses and we may be unable to achieve or sustain profitability; (xii) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xiii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent quarterly report on Form 10-Q. Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud software for the enterprise contact center market, bringing the power of the cloud to thousands of customers and facilitating more than three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, helping organizations transition from legacy premise-based solutions to the cloud. Five9 provides businesses with cloud contact center software that is reliable, secure, compliant and scalable, which is designed to create exceptional customer experiences, increase agent productivity, and deliver tangible business results. For more information, visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$63,364	$58,122
Accounts receivable, net	17,231	13,881
Prepaid expenses and other current assets	4,809	3,008
Total current assets	85,404	75,011
Property and equipment, net	17,958	14,688
Intangible assets, net	1,190	1,539
Goodwill	11,798	11,798
Other assets	2,365	2,203
Total assets	$118,715	$105,239

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,787	$3,366
Accrued and other current liabilities	11,967	9,604
Accrued federal fees	1,146	2,742
Sales tax liability	1,174	1,347
Notes payable	486	742
Capital leases	6,057	6,230
Deferred revenue	13,699	10,047
Total current liabilities	39,316	34,078
Revolving line of credit	32,594	32,594
Sales tax liability — less current portion	1,207	1,476
Notes payable — less current portion	—	318
Capital leases — less current portion	6,867	5,915
Other long-term liabilities	959	530
Total liabilities	80,943	74,911
Stockholders’ equity:
Common stock	56	53
Additional paid-in capital	212,505	196,555
Accumulated deficit	(174,789)	(166,280)
Total stockholders’ equity	37,772	30,328
Total liabilities and stockholders’ equity	$118,715	$105,239

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Revenue	$50,081	$40,982	$144,822	$117,883
Cost of revenue	20,497	17,790	60,741	51,164
Gross profit	29,584	23,192	84,081	66,719
Operating expenses:
Research and development	6,689	6,041	20,372	17,642
Sales and marketing	16,502	12,925	49,212	38,268
General and administrative	4,679	6,143	20,384	18,561
Total operating expenses	27,870	25,109	89,968	74,471
Income (loss) from operations	1,714	(1,917)	(5,887)	(7,752)
Other income (expense), net:
Extinguishment of debt	—	(1,026)	—	(1,026)
Interest expense	(865)	(961)	(2,635)	(3,357)
Interest income and other	118	12	326	(66)
Total other expense, net	(747)	(1,975)	(2,309)	(4,449)
Income (loss) before income taxes	967	(3,892)	(8,196)	(12,201)
Provision for (benefit from) income taxes	43	(2)	142	68
Net income (loss)	$924	$(3,890)	$(8,338)	$(12,269)
Net income (loss) per share:
Basic	$0.02	$(0.07)	$(0.15)	$(0.24)
Diluted	$0.02	$(0.07)	$(0.15)	$(0.24)
Shares used in computing net income (loss) per share:
Basic	55,310	52,708	54,579	52,078
Diluted	59,441	52,708	54,579	52,078

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
	September 30, 2017	September 30, 2016

Cash flows from operating activities:
Net loss	$(8,338)	$(12,269)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,246	6,302
Provision for doubtful accounts	66	58
Stock-based compensation	10,703	6,927
Loss on extinguishment of debt	—	1,026
Reversal of interest and penalties on accrued federal fees	(2,133)	—
Non-cash adjustment on investment	(233)	—
Amortization of debt discount and issuance costs	60	221
Accretion of interest	16	11
Others	(50)	(9)
Changes in operating assets and liabilities:
Accounts receivable	(3,406)	(2,383)
Prepaid expenses and other current assets	(1,861)	(1,927)
Other assets	71	(25)
Accounts payable	1,409	1,039
Accrued and other current liabilities	1,774	2,749
Accrued federal fees and sales tax liability	95	(90)
Deferred revenue	3,676	2,449
Other liabilities	131	(75)
Net cash provided by operating activities	8,226	4,004
Cash flows from investing activities:
Purchases of property and equipment	(1,809)	(973)
Increase in restricted cash	—	(60)
Net cash used in investing activities	(1,809)	(1,033)
Cash flows from financing activities:
Proceeds from exercise of common stock options	3,280	4,050
Proceeds from sale of common stock under ESPP	1,800	792
Proceeds from revolving line of credit	—	32,594
Repayments on revolving line of credit	—	(12,500)
Repayments of notes payable	(547)	(23,866)
Payments of capital leases	(5,708)	(4,618)
Payment of prepayment penalty and related fees	—	(368)
Payments for debt issuance costs	—	(206)
Net cash used in financing activities	(1,175)	(4,122)
Net increase (decrease) in cash and cash equivalents	5,242	(1,151)
Cash and cash equivalents:
Beginning of period	58,122	58,484
End of period	$63,364	$57,333

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(Unaudited, in thousands, except percentages)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

GAAP gross profit	$29,584	$23,192	$84,081	$66,719
GAAP gross margin	59.1%	56.6%	58.1%	56.6%
Non-GAAP adjustments:
Depreciation	1,310	1,580	4,426	4,700
Intangibles amortization	87	88	263	264
Stock-based compensation	599	357	1,608	951
Adjusted gross profit	$31,580	$25,217	$90,378	$72,634
Adjusted gross margin	63.1%	61.5%	62.4%	61.6%

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

GAAP net income (loss)	$924	$(3,890)	$(8,338)	$(12,269)
Non-GAAP adjustments:
Depreciation and amortization	1,881	2,140	6,246	6,302
Stock-based compensation	3,720	2,519	10,703	6,927
Extinguishment of debt	—	1,026	—	1,026
Interest expense	865	961	2,635	3,357
Interest income and other	(118)	(12)	(326)	66
Legal settlement	—	—	1,700	—
Legal and indemnification fees related to settlement	—	—	135	—
Reversal of interest and penalties on accrued federal fees (G&A)	(2,133)	—	(2,133)	—
Provision for (benefit from) income taxes	43	(2)	142	68
Adjusted EBITDA	$5,182	$2,742	$10,764	$5,477

FIVE9, INC.

RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO NON-GAAP OPERATING INCOME (LOSS)
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Income (loss) from operations	$1,714	$(1,917)	$(5,887)	$(7,752)
Non-GAAP adjustments:
Stock-based compensation	3,720	2,519	10,703	6,927
Intangibles amortization	115	129	349	384
Legal settlement	—	—	1,700	—
Legal and indemnification fees related to settlement	—	—	135	—
Reversal of interest and penalties on accrued federal fees (G&A)	(2,133)	—	(2,133)	—
Non-GAAP operating income (loss)	$3,416	$731	$4,867	$(441)

FIVE9, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

GAAP net income (loss)	$924	$(3,890)	$(8,338)	$(12,269)
Non-GAAP adjustments:
Stock-based compensation	3,720	2,519	10,703	6,927
Intangibles amortization	115	129	349	384
Amortization of debt discount and issuance costs	20	43	60	221
Extinguishment of debt	—	1,026	—	1,026
Legal settlement	—	—	1,700	—
Legal and indemnification fees related to settlement	—	—	135	—
Reversal of interest and penalties on accrued federal fees (G&A)	(2,133)	—	(2,133)	—
Non-cash adjustment on investment	(72)	—	(233)	—
Non-GAAP net income (loss)	$2,574	$(173)	$2,243	$(3,711)

GAAP net income (loss) per share:
Basic	$0.02	$(0.07)	$(0.15)	$(0.24)
Diluted	$0.02	$(0.07)	$(0.15)	$(0.24)
Non-GAAP net income (loss) per share:
Basic	$0.05	$—	$0.04	$(0.07)
Diluted	$0.04	$—	$0.04	$(0.07)
Shares used in computing GAAP net income (loss) per share:
Basic	55,310	52,708	54,579	52,078
Diluted	59,441	52,708	54,579	52,078
Shares used in computing non-GAAP net income (loss) per share:
Basic	55,310	52,708	54,579	52,078
Diluted	59,441	52,708	58,916	52,078

FIVE9, INC.
SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(Unaudited, in thousands)

	Three Months Ended
	September 30, 2017			September 30, 2016
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$599	$1,310	$87	$357	$1,580	$88
Research and development	797	182	—	547	204	—
Sales and marketing	1,084	2	28	626	27	29
General and administrative	1,240	272	—	989	200	12
Total	$3,720	$1,766	$115	$2,519	$2,011	$129

	Nine Months Ended
	September 30, 2017			September 30, 2016
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$1,608	$4,426	$263	$951	$4,700	$264
Research and development	2,235	625	—	1,510	513	—
Sales and marketing	3,236	4	86	1,604	78	85
General and administrative	3,624	842	—	2,862	627	35
Total	$10,703	$5,897	$349	$6,927	$5,918	$384

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	December 31, 2017		December 31, 2017
	Low	High	Low	High

GAAP net loss	$(2,150)	$(1,150)	$(10,488)	$(9,488)
Non-GAAP adjustments:
Stock-based compensation	3,914	3,914	14,617	14,617
Intangibles amortization	116	116	465	465
Amortization of debt discount and issuance costs	20	20	81	81
Legal settlement	—	—	1,700	1,700
Legal and indemnification fees related to settlement	—	—	135	135
Reversal of interest and penalties on accrued federal fees (G&A)	—	—	(2,133)	(2,133)
Non-cash adjustment on investment	—	—	(233)	(233)
Non-GAAP net income	$1,900	$2,900	$4,144	$5,144
GAAP net loss per share, basic and diluted	$(0.04)	$(0.02)	$(0.19)	$(0.17)
Non-GAAP net income per share:
Basic	$0.03	$0.05	$0.08	$0.09
Diluted	$0.03	$0.05	$0.07	$0.09
Shares used in computing GAAP net loss per share and non-GAAP net income per share:
Basic	56,000	56,000	55,000	55,000
Diluted	60,300	60,300	59,300	59,300

Investor Relations Contact:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com

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